AMENDMENT TO
                          DEFERRED COMPENSATION WAIVER
                         AND INSURANCE BENEFIT AGREEMENT

          This Agreement is entered into this ____ day of ____________, 2000, by and between SNAP-ON INCORPORATED, a Delaware corporation (the "Company"), and _______________________ (the "Executive").

          WHEREAS, the Executive and the Company entered into a Deferred Compensation Waiver And Insurance Benefit Agreement ("Agreement") on ___________________; and

          WHEREAS, the Executive and the Company have determined that it is in their best interests to amend the Agreement.

          NOW, THEREFORE, in consideration of the respective terms and conditions set forth herein, the Executive and the Company hereby amend the Agreement as follows:

          Section 6.a. is deleted in its entirety and replaced by the following new Section 6.a.:

          "6. Funding Upon a Change of Control

          a. In the event that a Change of Control of the Company occurs and a Rating Event has not occurred, the Company shall immediately transfer to an irrevocable grantor trust established by the Company which is substantially identical to the trust attached as Exhibit C to this Agreement and contains such other supplemental provisions as are required by the trustee which are not inconsistent with Exhibit C (the "Trust") an amount equal to (i) the aggregate unpaid premiums required to be paid by the Company under Section 3 of this Agreement plus (ii) an additional amount equal to the death benefit required to be paid under Section 4.a of this Agreement if the survivor of the Executive and the Executive's wife dies in the year in which the Company's final premium payment is due."

          The following new Section 13 is added:

          "13. Funding Upon a Rating Event.

          (a) In the event that a Rating Event (as defined below) occurs and a Change of Control has not occurred, the Company shall immediately transfer to an irrevocable trust established by the Company which is substantially in the form of the Snap-on Incorporated Split-Dollar Trust approved by the Committee on October 21, 1999 (and contains such other supplemental provisions as are required by the trustee which are not inconsistent with the form approved by the Committee) an amount equal to (i) the aggregate unpaid premiums required to be paid to the Company under Section 3 of this Agreement plus (ii) an additional amount equal to the death benefit required to be paid under Section 4(a) of this Agreement if the survivor of the Executive and the

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Executive's spouse dies in the year in which the Company's final premium payment is due.

          (b) The term "Rating Event" means the date on which the Company's debt rating drops below an Investment Grade Rating. "Investment Grade Rating" means a rating at or above Baa3 by Moody's Investors Service, Inc. (or its successors) or a rating at or above BBB by Standard & Poor's Corporation (or its successors). Only one such rating at the required level is necessary for the Company to have an Investment Grade Rating for purposes of this Section. If either or both of these ratings cease to be available then an equivalent rating from a nationally prominent rating agency shall be substituted by the Company.

          (c) The Company's satisfaction of its obligation under Section 13(a) in the event that a Rating Event occurs shall completely discharge its payment obligations under Sections 3 and 4 of this Agreement."

          IN WITNESS WHEREOF the parties have signed and sealed this Amendment as of the date first above written.


In the presence of                     SNAP-ON INCORPORATED


                                       By
---------------------------------            ----------------------------------

                                       Its
                                             ----------------------------------


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